UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/26/2014

Twenty-First Century Fox, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices, including zip code)

212-852-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 8.01.    Other Events

On March 26, 2014, Twenty-First Century Fox, Inc. (the "Company") announced that the Board of Directors of the Company (the "Board") has appointed Mr. Lachlan K. Murdoch Non-Executive Co-Chairman of the Board and Mr. James R. Murdoch has been elevated to the position of Co-Chief Operating Officer of the Company, effective immediately.

Mr. Lachlan K. Murdoch, age 42, has been a director of the Company since 1996. He has served as Executive Chairman of NOVA Entertainment Group (formerly known as DMG Radio Australia) since 2009. Until recently, he served as Non-Executive Chairman of Ten Network Holdings Limited. Mr. Lachlan K. Murdoch has served as the Executive Chairman of Illyria Pty Ltd, a private investment company, since 2005. Since June 2013, he has served as a director of News Corporation. Mr. Lachlan K. Murdoch served as an advisor to the Company from 2005 to 2007, and served as its Deputy Chief Operating Officer from 2000 to 2005. While at the Company, he also served as Chairman of Fox Television Stations and as Publisher of the New York Post.

Mr. James R. Murdoch, age 41, has been a director of the Company since 2007 and has served as its Deputy Chief Operating Officer and Chairman and CEO, International since 2011, after serving as the Company's Chairman and Chief Executive, Europe and Asia beginning in 2007. Mr. James R. Murdoch was the Chief Executive Officer of British Sky Broadcasting plc ("BSkyB") from 2003 to 2007. Mr. James R. Murdoch has served as a director of BSkyB since 2003 and served as its Non-Executive Chairman from 2007 to 2012. He has served on the Supervisory Board of Sky Deutschland since April 2013 and as its Chairman since September 2013. Since June 2013, he has served as a director of News Corporation. Mr. James R. Murdoch was the Chairman and Chief Executive Officer of STAR Group Limited, a subsidiary of the Company, from 2000 to 2003. Mr. James R. Murdoch previously served as an Executive Vice President of the Company, and served as a member of the Board from 2000 to 2003. Mr. James R. Murdoch served as a director of GlaxoSmithKline plc from 2009 to 2012 and as a director of Sotheby's from 2010 to 2012.

Mr. Lachlan K. Murdoch and Mr. James R. Murdoch are brothers, and they are the sons of Mr. K. Rupert Murdoch, the Company's Chairman and Chief Executive Officer.

There are no material plans, contracts or arrangements that were entered into or materially amended in connection with these appointments. There are no related party transactions between the Company and Mr. Lachlan K. Murdoch or Mr. James R. Murdoch reportable under Item 404(a) of Regulation S-K.

A copy of the Company's press release announcing the appointments of Mr. Lachlan K. Murdoch and Mr. James R. Murdoch is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number          Description
_________       ___________

99.1            Press release of Twenty-First Century Fox, Inc., dated March 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Twenty-First Century Fox, Inc.

Date: March 26, 2014	By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release of Twenty-First Century Fox, Inc., dated March 26, 2014.